Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Plant and Equipment, Net [Abstract]
Schedule of Plant and Equipment	Plant and equipment consists of the following:
	As of December 31,
	2022	2023
	USD	USD
Cost:
Office equipment and furniture	$363,991	$377,032
Transportation vehicles	57,373	55,735
Total cost	$421,364	$432,767
Less: Accumulated depreciation	(368,341)	(368,295)
Plant and equipment, net	$53,023	$64,472